Trade receivables	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Trade receivables
8	Trade receivables
Trade receivables are amounts from customers for services performed in the ordinary course of business. Invoices are usually settled within 30 days from issuance, however some contracts may comprise long term payments.

Trade receivables are recognized initially at the transaction price unless they contain significant financing components when they are recognized at fair value. The Group holds the trade receivables to collect the contractual cash flows and, therefore, measures them at amortized cost using the effective interest method.
Due to the maturity and nature of the trade receivables, their carrying amount is considered to be the same as their fair value.
Details about the Group’s impairment policies, exposure to credit risk, and foreign currency risk are provided in note 26.

	December 31, 2021	December 31, 2020
Trade receivables	41,972	25,140
Loss allowances	(1,147)	(649)

	40,825	24,491

Current	34,682	24,491
Non-current	6,143	—
The changes in loss allowances for trade receivables are as follows:

	2021	2020
At January 1	(649)	(1,167)
Addition, net	(887)	(972)
Addition from acquisition of subsidiaries	(100)	—
Write-off	429	1,056
Exchange-rate change	60	434

At December 31	(1,147)	(649)

Details about the calculation of the loss allowance are provided in note 26.2(a)(iii).
Trade receivables by maturity are distributed as follows:

	December 31, 2021	December 31, 2020
Current	38,456	22,019
Overdue between:
From 1 to 30 days	1,251	1,578
From 31 to 60 days	847	537
From 61 to 90 days	439	293
From 91 to 120 days	113	245
From 121 to 300 days	866	468

Total	41,972	25,140